Exhibit h (x) under Form N-1A

                                              Exhibit 10 under Item 601/Reg. S-K





                     AGREEMENT FOR ADMINISTRATIVE SERVICES
                                   EXHIBIT 1
                   This contract is for federated funds only.
                            (revised as of 12/1/07)
CONTRACT
DATE        INVESTMENT COMPANY
7/31/06     FEDERATED MDT SERIES
7/31/06           Federated MDT All Cap Core Fund
7/31/06                  Class A Shares
7/31/06                  Class C Shares
9/1/06                   Class K Shares
7/31/06                  Institutional Shares
7/31/06           Federated MDT Balanced Fund
7/31/06                  Class A Shares
7/31/06                  Class C Shares
9/1/06                   Class K Shares
7/31/06                  Institutional Shares
7/31/06           Federated MDT Large Cap Growth Fund
7/31/06                  Class A Shares
3/1/07                   Class B Shares
7/31/06                  Class C Shares
7/31/06                  Institutional Shares
12/1/07           FEDERATED MDT LARGE CAP VALUE FUND
12/1/07                  CLASS A SHARES
12/1/07                  CLASS C SHARES
12/1/07                  CLASS K SHARES
12/1/07                  INSTITUTIONAL SHARES
7/31/06           Federated MDT Mid Cap Growth Fund
7/31/06                  Class A Shares
7/31/06                  Class C Shares
7/31/06                  Institutional Shares
7/31/06           Federated MDT Small Cap Value Fund
7/31/06                  Class A Shares
7/31/06                  Class C Shares
7/31/06                  Institutional Shares
7/31/06           Federated MDT Small Cap Core Fund
7/31/06                  Class A Shares
7/31/06                  Class C Shares
7/31/06                  Institutional Shares
7/31/06           Federated MDT Small Cap Growth Fund
7/31/06                  Class A Shares
12/1/07                  CLASS B SHARES
7/31/06                  Class C Shares
7/31/06                  Institutional Shares
7/31/06           Federated MDT Tax Aware/All Cap Core Fund
7/31/06                  Class A Shares
7/31/06                  Class C Shares
7/31/06                  Institutional Shares




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